TABLE OF CONTENTS

CONSULTING AGREEMENT                           2

EXHIBIT A.1                                    6
Fee Schedule

EXHIBIT B.1                                    7
Laboratory Services

EXHIBIT B.2                                    9
Consulting Services

EXHIBIT C.1                                   10
List of Equipment



                              CONSULTING AGREEMENT

THIS CONSULTING AGREEMENT (the "Agreement") is made and entered into this 28th day of May, 1998, by and between AZIMUTH Incorporated, a corporation organized and existing under the laws of the state of South Carolina ("AZIMUTH"), and PATRICK H. COOPER ("PATRICK H. COOPER").

                                   WITNESSETH:

WHEREAS, AZIMUTH is in the business of providing industrial hygiene/safety and health consulting services to industry, property owners and hospitals; and

WHEREAS, PATRICK H. COOPER desires to sell his services for asbestos analysis and consulting to AZIMUTH

WHEREAS, AZIMUTH desires to engage PATRICK H. COOPER in connection with his asbestos and consulting services; and

WHEREAS, PATRICK H. COOPER and AZIMUTH desire to enter into this agreement on the terms and conditions hereof;

NOW, THEREFORE, the parties hereto do hereby agree as follows:

1. Definitions. As used in this Agreement, the following terms shall have the meanings ascribed to them in this Section.

(a) "Services" means those services to be rendered by PATRICK H. COOPER to AZIMUTH pursuant to this Agreement as described more particularly in Exhibit B.1 and B.2 attached hereto and expressly made a part hereof.

2. Engagement. AZIMUTH hereby engages PATRICK H. COOPER to render the services described below subject to the terms hereof, and PATRICK H. COOPER accepts such engagement subject to the terms and conditions hereof:

(a) Other Consulting Services. PATRICK H. COOPER shall render consulting and other industrial hygiene services to AZIMUTH as requested.

(b) Rate Schedule. The rates shown in Exhibit A.1 are the agreed upon fee for service and may not be changed during the term of this agreement unless made in writing and mutually agreed by both parties.




3. Termination.

(a) The Services to be rendered by PATRICK H. COOPER and pursuant to Section 2 hereof shall be rendered for one year from May 28th, 1998 (the "Initial Term"); provided, however, at the expiration of such Initial Term, this Agreement may be renewed for separate and successive one-year terms.

(b) Termination. This Agreement may be terminated in the following manner:

(i) By either party upon no fewer than thirty (30) days prior written notice to the other party.

4. Covenants and Duties of PATRICK H. COOPER. During the Term of this Agreement,
PATRICK  H.  COOPER  shall  perform  and  observe  the   following   duties  and
obligations:

(a) Rendering of Services. PATRICK H. COOPER shall perform the services in accordance with terms hereof. PATRICK H. COOPER shall comply fully with the specifications set forth in Exhibit B.1 and B.2 hereto.

(b) Authority and Consent. PATRICK H. COOPER represents and warrants that he has all necessary authority and power to enter into this Agreement and to perform its obligations hereunder.

(c) Materials. Any and all materials and equipment used by PATRICK H. COOPER in performing the Services shall be of a quality that is standard in the industry of which PATRICK H. COOPER is a part and shall be provided by PATRICK H. COOPER at his sole cost and expense except for those listed in Exhibit C.1 and unless otherwise agreed herein or between the parties. The equipment listed in Exhibit C.1, shall, at all times, remain the sole and exclusive property of AZIMUTH. Upon termination of this agreement by either party PATRICK H. COOPER must return all equipment listed in Exhibit C.1.

5. Covenants and Duties of AZIMUTH. During the term of this Agreement, AZIMUTH shall perform and observe the following duties and obligations:

(a) Payment. AZIMUTH shall pay to PATRICK H. COOPER for services rendered according to Exhibit B.1and B.2 and at the rates shown in Exhibit A.1.

(b) Authority and Consent. AZIMUTH represents and warrants that it has all necessary power and authority to execute and enter into this Agreement and to perform its obligations hereunder. No further authorizations or consents are necessary to the effectiveness of this Agreement.

6. Confidentiality. Any and all trade secrets, confidential information or proprietary information of AZIMUTH which is learned by or disclosed to PATRICK
H. COOPER during the term of this Agreement shall be kept confidential by PATRICK H. COOPER at all times and shall not be disclosed to any third party or used to PATRICK H. COOPER's advantage or the advantage of any of its affiliates without the prior written consent of AZIMUTH to such use or disclosure. The parties agree that the contents of Exhibit B.1and B.2, shall be kept confidential at all times.

7. Warranty. PATRICK H. COOPER warrants only that the Services shall be performed according to the terms of this Agreement, as may be modified in writing between the parties from time to time.

9. Indemnification.

(a) PATRICK H. COOPER shall hold free and harmless and indemnify AZIMUTH and its associates, servants and employees from and against any loss, liability, penalty, damage, expense, and cost, including reasonable attorney's fees, only to the extent the same is caused by the negligent, intentional or willful misconduct of PATRICK H. COOPER, arising out of or in connection with the performance of, or the failure to perform, the Services pursuant to the express terms of this Agreement. With respect to the foregoing, AZIMUTH shall have the right to participate in the defense of, or at its option, to assume the defense of, any action, suit, proceeding, demand, assessment of judgment brought by any party against AZIMUTH. In the event AZIMUTH assumes the defense, PATRICK H. COOPER shall have the right to participate in the defense.

(b) AZIMUTH shall hold free and harmless and indemnify PATRICK H. COOPER from and against any loss, liability, penalty, damage, expense, and cost, including reasonable attorney's fees, only to the extent the same is caused by negligent, intentional or willful misconduct of AZIMUTH, its officers, directors, employees, or servants arising out of or in connection with the performance of, or the failure to perform, the Covenants and Duties pursuant to the express terms of this Agreement. With respect to the foregoing, PATRICK H. COOPER shall have the right to participate in the defense of, or at his option, to assume the defense of, any action, suit, proceeding, demand, assessment of judgment brought by any party against PATRICK H. COOPER. In the event PATRICK H. COOPER assumes the defense, AZIMUTH shall have the right to participate in the defense.

10. Partial Invalidity. If any term or provision of this Agreement or the application thereof to any person or circumstances shall to any extent, be invalid or unenforceable, the remainder of this Agreement, if the application of such term or provision to persons whose circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.

11. Applicable Laws. This Agreement shall be governed by and construed under the laws of the State of South Carolina.

12. Entire Agreement. This Agreement represents the entire agreement among the parties hereto, and neither AZIMUTH nor PATRICK H. COOPER or any agent representing either of them, has made any statement, promise or agreement, verbally or otherwise, in addition to or in conflict with the terms of this Agreement. This agreement supercedes any other agreement written or oral existing between Azimuth or its parent, Envirometics, Incorporated and PATRICK
H. COOPER.

13. Captions. The paragraph captions used in this Agreement have been inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope or intent of this Agreement.

14. Modifications. This Agreement may not be modified orally, but only by an agreement in writing and signed by the party against whom enforcement or any waiver, change, modification or discharge is sought.

15. Successors and Assigns. This Agreement is binding between the parties hereto and their respective heirs, personal representatives, successors and assigns.

16. Independent Contractor. PATRICK H. COOPER is an independent contractor of AZIMUTH hereunder, and nothing contained herein shall be construed to imply that PATRICK H. COOPER is an employee of, or a joint venturer or partner with, AZIMUTH. Accordingly, no taxes, FICA or FUTA shall be withheld from sums payable to PATRICK H. COOPER hereunder.

17. Notices. All notices and other communications which are required or permitted hereunder shall be in writing and shall be sufficient if delivered by hand or mailed by first-class mail, postage prepaid, to the addresses set forth below or to such other address as the parties shall specify by notice in writing to the other party. All such notices and communications made by mail shall be deemed to have been received on the date of actual delivery or on the fifth
(5th) business day after the mailing thereof, whichever is earlier:


                                    AZIMUTH:

                                  AZIMUTH Inc.
                            9229 University Boulevard
                              Charleston, SC 29406
                            Attn: Richard D. Bennett




                               PATRICK H. COOPER:
                                4961 Edge Avenue
                           North Charleston, SC 29405


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

                                                     AZIMUTH Incorporated

                                       By:
Witness:                               Its:
                                                  PATRICK H. COOPER

                                      By:
Witness:                              Its:




                                   Exhibit A.1

                                  Fee Schedule

                                   Laboratory

Invoices from PATRICK H. COOPER to Azimuth Laboratories must be turned in to the laboratory manager for approval.

Fees paid to PATRICK H. COOPER for asbestos analysis (PLM and PCM) are as follows:


Sample Analysis Turnaround Time:    Rate:
Weekend Sample Analysis             50 for the first sample and 50% of Azimuth's
                                    price to the customer for subsequent samples
Emergency Sample                    50% of Azimuth's price to the customer
Same Day                            50% of Azimuth's price to the customer
24 Hour                             50% of Azimuth's price to the customers
48 Hour                             $3.50
Routine                             $3.50
QA/QC samples                       no charge


                                   Consulting

Invoices to Azimuth, Inc. from PATRICK H. COOPER must be turned in to the marketing manager for approval.

PATRICK H. COOPER will be paid a fee that is equal to 50% of the portion of the consulting invoice that includes his professional rate for the job, , travel time and expenses, and report time, provided that he writes the report. Other consulting fees including other professional rates, administrative time, equipment fees, sample analysis, CIH and IH review and report writing will be wholly paid to Azimuth, Incorporated.

                         Terms and Conditions of Payment

Payments will be made to PATRICK H. COOPER 45 days after receipt of invoice for laboratory services only, and fifteen days after payment by the AZIMUTH client for consulting services and laboratory services which were a part of the consulting invoice.

                                  Exhibit B.1

                               Laboratory Services

Azimuth, Laboratories will provide PATRICK H. COOPER with a pager in order to contact him regarding sample expedition. PATRICK H. COOPER will submit an availability schedule to Azimuth's laboratory manager on Monday morning of each week.

All asbestos samples received by Azimuth Incorporated will be logged in and PATRICK H. COOPER will be notified daily that samples are requiring analysis. If there are no samples on a given day then Azimuth's lab manager will be responsible for calling PATRICK H. COOPER and informing him of this. All samples turned over to PATRICK H. COOPER will include appropriately labeled and signed Chain of Custody forms as well as Azimuth Laboratories job number, COMPLETED Bulk Asbestos Analysis Form and/or PCM Air Sample Analysis Report, and signature pages. Asbestos samples and results submitted to PATRICK H. COOPER shall be returned to Azimuth Laboratories based upon turnaround times. Requirements are as follows:

Emergency and Weekend Sample Analysis- PATRICK H. COOPER will be notified by phone and page within one hour of receipt of samples to Azimuth Laboratories. Samples, results, and Chain of Custodies must be returned to Azimuth Laboratories by PATRICK H. COOPER directly upon completion of the analysis for emergency samples and results will be called in verbally or returned to Azimuth Laboratories on Monday morning by 8:15 a.m., depending on the customer's request, for weekend sample analysis

Same Day - PATRICK H. COOPER will be notified by phone or page within one hour of receipt of samples to Azimuth Laboratories. Samples, results, and Chain of Custodies must be returned to Azimuth Laboratories by PATRICK H. COOPER no later than three hours before results are due back to the client.

24 Hour - PATRICK H. COOPER will be notified via phone or page by 2:00 p.m. on the day of receipt of samples to Azimuth Laboratories. Samples, results, and Chain of Custodies must be returned to Azimuth Laboratories by PATRICK H. COOPER no later than three hours before results are due back to the client.

48 Hour and Routine - PATRICK H. COOPER will be notified via phone or page on the day of receipt of the samples. Samples, results, and Chain of Custodies must be returned to Azimuth Laboratories by PATRICK H. COOPER no later than three hours before results are due back to the client.

Samples must be returned with appropriately labeled Chain of Custody and Asbestos and Fiber Analysis description sheet signed and dated by PATRICK H. COOPER. See the end of this section for examples of the PLM and PCM analysis sheets.

Archives - Samples must be returned to Azimuth Laboratories upon completion of analysis. No samples may be stored off of Azimuth, Incorporated's premises.

QC Requirements - Azimuth's QA/QC Manager will pull 10 % of the monthly air and bulk asbestos samples and resubmit to PATRICK H. COOPER as blind samples. Additionally, proficiency will be tested by the AIHA PAT program for air sample analysis, by participation in a round robin laboratory program for bulk sample analysis, and by random submittal of samples to an independent lab for analysis.

                                   EXHIBIT B.2

                               Consulting Services

Azimuth, Inc. consulting services will contract PATRICK H. COOPER for assistance on various asbestos and industrial hygiene projects. When PATRICK H. COOPER is used by Azimuth, Inc. for consulting, PATRICK H. COOPER will be responsible for notifying Azimuth Laboratories' lab manager verbally and by the availability schedule that he must turn into the laboratory on Monday mornings. PATRICK H. COOPER is also responsible for responding to pages sent by the consulting department. See ExihibitA.1 for the fee schedule. .

                                  Exhibit C.1

                                List of Equipment

-------------------------------------------------- -------------------
Inventory:                                               Number:
-------------------------------------------------- -------------------
Laboratory Hood                                               1
Blower & Filter                                               1
OLY Microscope #10001                                         1
Light                                                         1
TLZ
BH-# 221814                                                   1
CH2-# 100882                                                  1
3-Stage Counter                                               1
Slides/Coverslip                                          Misc.
Quick Fix                                                     1
Desk Lamp (green)                                             1